UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2007

Radyne Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11685	11-2569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3138 E. Elwood Street, Phoenix AZ	85034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 602-437-9620

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 100 to this Annual Report on Form 10-K are the following materials, formatted in Extensible Business Reporting Language (“XBRL”): (i) the Consolidated Balance Sheets at December 31, 2006, and 2005; (ii) the Consolidated Statements of Operations for years ended December 31, 2006, 2005, and 2004; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the years ended December 31, 2006, 2005, and 2004; and (iiii) the Consolidated Statements of Cash Flows for December 31, 2006, 2005, and 2004. The financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Form 10-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99	Preferred rendering in HTML of information from Radyne Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 5, 2007.

100	The following financial statements from Radyne Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 5, 2007, formatted in XBRL: (i) the Consolidated Balance Sheets at December 31, 2006 and 2005, (ii) the Consolidated Statements of Operations for the years ended December 31, 2006, 2005, and 2004, (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the years ended December 31, 2006, 2005, and 2004, and (iiii) the Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADYNE CORPORATION

By:	/s/ MALCOLM C. PERSEN
Malcolm C. Persen Vice President and Chief Financial Officer

Date March 13, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
EX-99	Preferred rendering in HTML of information from Radyne Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 5, 2007.

EX-100.INS	XBRL Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document

EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document